Exhibit 99.1
DOLAN MEDIA COMPANY ADOPTS STOCKHOLDER RIGHTS PLAN
MINNEAPOLIS, MINNESOTA — January 29, 2009 — Dolan Media Company (NYSE: DM), a leading provider of business information and professional services to the legal, financial and real estate sectors in the United States, announced today that its board of directors adopted a stockholder rights plan. It is designed to protect the company and its stockholders from potentially coercive takeover practices or takeover bids and to prevent an acquirer from gaining control of the company without offering a fair price to the stockholders. The plan is not intended to deter offers that are fair and otherwise in the company’s and its stockholders’ best interests.
“Our adoption of this plan was not prompted by any external actions,” said James P. Dolan, chairman, chief executive officer and president of the company. “There have been no hostile communications, and no takeover approaches. We adopted this plan in order to give our board of directors time to evaluate and respond to any unsolicited future attempts to acquire the company.” He said the plan is similar to plans adopted by many public companies.
Under the plan, the company will distribute, as a dividend, one preferred stock purchase right for each share of common stock held of record as of the close of business on February 9, 2009. The plan has a term of 10 years and will expire on January 29, 2019, unless the company earlier redeems the rights or the board terminates the plan. Subject to certain exceptions described in the plan, the rights are exercisable only if a person, entity or group acquires 15% or more of Dolan Media’s common stock. Each right, if and when it becomes exercisable, entitles a holder to buy one ten-thousandth of a share of junior participating preferred stock for $40.00, subject to certain conditions in the plan where the exercise price may change. In addition, once exercisable, all rights holders, except the 15% acquirer, may exercise each right to acquire, in lieu of the one ten-thousandth of a preferred share, shares of common stock at a discount equal to 50% of the-then current market price. The company expects the plan to discourage persons from acquiring 15% or more of common stock without first talking with the Dolan Media board.
The company intends to file the stockholders rights plan, along with a summary of rights, with the Securities and Exchange Commission on Form 8-K.
Dolan Media Company is a leading provider of business information and professional services to the legal, financial and real estate sectors. Its Professional Services Division provides specialized services to the legal profession through APC and also through its Counsel Press, LLC unit. APC and its wholly-owned subsidiary, NDEx, provide mortgage default processing services. Counsel Press is the nation’s largest provider of appellate services to the legal community. The company’s Business Information Division produces business journals, court and commercial media and other publications, operates web sites and conducts a broad range of events for targeted professional audiences in each of the 21 geographic markets that it serves across the United States.

Safe Harbor Statement
This release contains forward-looking statements that reflect the company’s current expectations and projections about future results, performance, prospects and opportunities. The words “expect,” “believes,” “continue,” “will,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that may cause actual results, performance, prospects or opportunities to be materially different from those expressed in, or implied by, such forward looking statements. These risks, uncertainties and other factors include, but are not limited to, the following: our business operates in highly competitive markets and depends upon the economies and the demographics of the legal, financial and real estate sectors in the markets we serve and changes in those sectors could have an adverse effect on our revenues, cash flows and profitability; we have owned and operated the businesses in our Professional Services Division (APC and Counsel Press) for a short period of time; if the number of case files referred to APC by our customers decreases or fails to increase, our operating results and ability to execute our growth strategy could be adversely affected; regulation of sub-prime, Alt A and other non-traditional mortgage products and foreclosures, including bills introduced in states where we do business, the Hope for Homeowners Act, and the Emergency Economic Stabilization Act, and voluntary foreclosure relief programs developed by lenders, loan servicers, government sponsored entities, the Hope Now Alliance, a consortium that includes loan servicers, and others over whom we have no control may have an adverse effect on or restrict our mortgage default processing services and public notice operations; a change in the laws governing public notice requirements may reduce or eliminate the amount of public notices required to be published in print, affect how newspapers are chosen for publication of public notices or adversely change the eligibility requirements for publishing public notices, which could adversely affect our revenues, profitability and growth opportunities; integration of acquired businesses may place a strain on our management and internal systems, processes and controls; the acquisition of NDEx may expose us to particular business and financial risks that include, but are not limited to: (1) diverting management’s time, attention and resources from managing the business; (2) incurring significant additional capital expenditures and operating expenses to improve, coordinate or integrate managerial, operational, financial and administrative systems; (3) failing to integrate the operations, personnel and internal controls of NDEx into APC or to manage NDEx or our growth; and (4) facing operational difficulties in new markets or with new product and service offerings; a key component of our operating income and operating cash flows has been, and may continue to be, our minority equity investment (35%) in The Detroit Legal News Publishing, LLC; we incurred additional indebtedness to close the acquisition of NDEx and this additional debt consumed a significant portion of our ability to borrow and may limit our ability to pursue other acquisitions or growth strategies; if our goodwill, identifiable intangible assets or other long-lived assets become impaired, we may be required to record a significant charge to earnings; and we may be required to incur additional indebtedness or raise additional capital to fund our operation, repay indebtedness, fund capital expenditures or fund acquisitions, which may not be available to us or on acceptable terms, when needed. Please also see “Risk Factors” contained in Item 1A of our annual report on Form 10-K filed with the SEC on March 28, 2008, in Item 1A of Part II of our quarterly reports on Form 10-Q filed with the SEC on May 8, 2008, August 11, 2008 and November 12, 2008, respectively, and on pages 2 through 7 of our prospectus filed with the SEC on October 3, 2008, all available at the SEC’s web site at www.sec.gov and our website at www.dolanmedia.com, for a description of some of these and other risks, uncertainties and factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, forward looking statements. You should not place undue reliance on any forward-looking statements. Except as required by federal securities law, we assume no obligation to update publicly or to revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available, new events occur or circumstances change in the future.
Investor Contact:
Haug Scharnowski
Director Investor Relations, Dolan Media Company
haug.scharnowski@dolanmedia.com
612-317-9420